Supplement dated March 20, 2015
to the Summary Prospectus of the following fund:
Fund	Summary Prospectus Dated
Columbia Funds Series Trust I
CMG Ultra Short Term Bond Fund	12/1/2014
Effective April 30, 2015, the list of portfolio managers under the caption “Fund Management” in the “Summary of the Fund” section will be superseded and replaced with the following information:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Leonard Aplet, CFA	Senior Portfolio Manager and Head of Short Duration and Stable Value	Co-manager	2012
James Sims, CFA	Portfolio Manager	Co-manager	April 2015
Ronald Stahl, CFA	Senior Portfolio Manager	Co-manager	April 2015
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP103_07_002_(03/15)